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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2001

Commission File No. 000-29741

CE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

 Iowa 42-1298712
  (State or other jurisdiction of (I.R.S. employer incorporation or organization) Identification No.)

 1801 Industrial Circle, 50265
 West Des Moines, Iowa (Zip Code)
 (Address of principal executive offices)

Registrant's telephone number, including area code:  (515) 221-1801
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Item 5.   OTHER EVENTS

On April 2, 2001 the Registrant issued a press release announcing shareholder approval of an Asset Purchase Agreement, the effect of which will be that:

(a) Registrant will issue 300,000 shares of unregistered common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
 The following exhibit is filed with this report on Form 8-K:

 99.1  Press Release of the Registrant dated April 2, 2001


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CE Software, Inc.
(Registrant)


 Signature  Title Date

/s/ John S. Kirk President, Secretary, 04/04/01
___________________  Treasurer and Director _______________
    (John S. Kirk)